UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2006

CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50633 (Commission File Number)	94-3291317 (IRS Employer Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
(650) 624-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
Cytokinetics, Incorporated issued a press release announcing the initiation of a Phase I clinical trial evaluating the pharmacokinetic profile of CK-1827452 when administered orally to healthy volunteers. CK-1827452 is a direct cardiac myosin activator under evaluation as a potential treatment for patients with acute and chronic heart failure. A copy of the press release is being filed with this Current Report on Form 8-K as Exhibit 99.1, and is hereby incorporated by reference under this Item 8.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Initiation of Phase I Clinical Trial for the Oral Administration of CK-1827452 Press Release, dated August 23, 2006

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED
By:	/s/ James H. Sabry
James H. Sabry
Chief Executive Officer and Director

Dated: August 23, 2006

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Initiation of Phase I Clinical Trial for the Oral Administration of CK-1827452 Press Release, dated August 23, 2006